Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Bob Lougee (800) 611-8488
Thursday, November 1, 2012		bob.lougee@usamobility.com

USA Mobility Reports Third Quarter Operating Results;

Board Declares Regular Quarterly Dividend

Wireless Subscriber and Revenue Trends Continue to Improve;

Software Posts Record Bookings, Revenue and Backlog Increase;

Operating Expenses Decline

Springfield, VA (November 1, 2012) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging, mobile voice and data and unified communications solutions, today announced operating results for the third quarter ended September 30, 2012. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.125 per share, payable on December 7, 2012 to stockholders of record on November 16, 2012.

Consolidated revenue for the third quarter was $55.1 million, compared to $56.0 million in the second quarter and $61.5 million in the third quarter of 2011. Revenue from the Company’s Wireless business (USA Mobility Wireless) was $41.4 million in the third quarter, compared to $42.8 million in the second quarter and $48.5 million in the third quarter of 2011. Third quarter revenue from the Software business (Amcom Software) was $13.7 million, compared to $13.2 million in the second quarter and $12.9 million in the year-earlier quarter.

Third quarter EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) totaled $17.8 million, or 32.2 percent of revenue, compared to $18.4 million, or 32.9 percent of revenue, in the second quarter and $21.3 million, or 34.6 percent of revenue, in the year-earlier quarter. Third quarter EBITDA included $16.3 million from Wireless and $1.5 million from Software, compared to $19.9 million and $1.3 million, respectively, in the third quarter of 2011. Excluding purchase accounting adjustments, EBITDA for the third quarter of 2011 would have been $22.8 million, or 36.2 percent of revenue.

Net income for the third quarter was $8.0 million, or $0.36 per fully diluted share, compared to $10.4 million, or $0.46 per fully diluted share, in the third quarter of 2011. Excluding purchase accounting adjustments, net income for the third quarter of 2011 would have been $11.6 million, or $0.51 per fully diluted share.

Third quarter results included:

Wireless

•

Net unit losses totaled 37,000 in the third quarter, compared to 58,000 in the third quarter of 2011. The quarterly rate of net unit loss was 2.3 percent, compared to 3.3 percent in the year-earlier quarter, while the annual rate of unit erosion reached a record low of 10.2 percent versus 11.0 percent in the second quarter and 11.7 percent in the year-ago quarter. Units in service at September 30, 2012 totaled 1,546,000 compared to 1,721,000 a year earlier.

•

The quarterly rate of revenue erosion improved to 3.1 percent from 3.3 percent in the second quarter and 6.8 percent in the third quarter of 2011, while the annual rate of revenue erosion was 14.6 percent versus 17.9 percent in the second quarter and 14.4 percent in the year-earlier quarter.

•	Total ARPU (average revenue per unit) was $8.36 in the third quarter, compared to $8.45 in the second quarter and $8.59 in the third quarter of 2011.

•	Third quarter EBITDA margin for Wireless was 39.3 percent, compared to 39.2 percent in the second quarter and 41.1 percent in the year-earlier quarter.

Software

•	Bookings for the third quarter increased to a record $15.7 million from $15.1 million in the second quarter and $14.2 million in the year-earlier quarter.

•	The backlog was $26.4 million at September 30, 2012, compared to $25.4 million at June 30, 2012, and $21.3 million at September 30, 2011.

•

Third quarter Software revenue of $13.7 million included $6.6 million of maintenance revenue and $7.1 million of operations revenue, compared to $6.5 million and $6.7 million, respectively, of the $13.2 million in Software revenue for the prior quarter.

•	The renewal rate for maintenance in the third quarter was 97.6 percent.

Total Company

•

Consolidated operating expenses (excluding depreciation, amortization and accretion) totaled $37.3 million in the third quarter, with $25.1 million for Wireless and $12.2 million for Software, compared to $37.5 million in the second quarter, with $26.0 million for Wireless and $11.5 million for Software.

•	Capital expenses were $2.7 million, compared to $1.8 million in the third quarter of 2011.

•	Dividends paid to stockholders totaled $2.8 million for the third quarter.

•	The Company’s cash balance was $49.5 million at September 30, 2012.

•

The number of full-time equivalent employees at September 30, 2012 totaled 676, including 396 for Wireless and 280 for Software, compared to a total of 686 at June 30, 2012, including 411 for Wireless and 275 for Software.

Vincent D. Kelly, president and chief executive officer, said: “Both our Wireless and Software businesses again made excellent progress during the quarter. On the Wireless side, quarterly rates of subscriber and revenue erosion continued to improve while our annual rate of unit loss reached its best level in eight years. We also exceeded our key performance goals for gross additions and ARPU. Our Software business also turned in an outstanding quarter as revenue and bookings increased from the prior quarter and our backlog surpassed $26 million to reach an all-time high. Along with continued growth of its U.S.-based operations, Amcom also expanded internationally with the addition of new accounts in Australia and opening of a Middle East regional office in Dubai. At the same time, our combined business continued to reduce expenses, maintain strong operating margins, and generate sufficient cash flow to again return capital to stockholders in the form of dividend distributions and stock repurchases.”

Kelly said the Wireless business continued to expand account relationships in the Healthcare industry, its largest market segment, during the quarter. “Healthcare represented 70.6 percent of our direct subscriber base and 65.1 percent of direct paging revenue at September 30th, compared to 66.3 percent and 60.7 percent, respectively, a year earlier. Healthcare also continued to be our best performing market segment with the highest percentage of direct gross additions (79.2 percent) and the lowest rate of direct net unit loss (0.9 percent),” Kelly noted, “as healthcare providers continue to benefit from the reliability and cost advantages of paging for their most critical messaging needs.”

Commenting on Software results, Kelly said: “Amcom delivered a quarter-over-quarter increase in revenue in the third quarter, along with record bookings and a growing backlog and sales pipeline at September 30th. Although we closed much of our business in the North American healthcare market, we made considerable inroads in the Middle East, including the sale of a full suite of healthcare solutions to a major hospital in the Gulf Region. We also had strong sales among public safety organizations as a record number of military and municipal 911 emergency response centers chose Amcom’s dispatch solution. Indeed, we are seeing an increasing number of customers from multiple business segments select Amcom due to the breadth of our critical communications solutions, which range from call center management, clinical alerting middleware, critical smartphone communications and emergency notification.”

Kelly added: “As previously announced, we recently made several key management changes at our software subsidiary. Colin Balmforth joined Amcom as president in September and Lynn Danko was named chief financial officer in mid-October. Along with the promotions in July of Kate Bolseth to chief operating officer and Sean Collins to executive vice president of sales, Amcom now has an exceptionally strong management team in place to successfully pursue our worldwide business goals.”

Kelly said USA Mobility repurchased 434,982 shares of its common stock during the quarter for approximately $4.9 million (excluding commissions) after renewal of the Company’s stock repurchase program in July. The plan, which extends through December 31, 2013, had been suspended since March 2011 when the Company acquired Amcom. Since the buy back program began in 2008, the Company has repurchased approximately 6.0 million shares of its common stock for approximately $56.6 million at an average price of $9.45 per share.

Shawn E. Endsley, chief financial officer, said the Company continued to reduce operating expenses in the third quarter, principally in its Wireless business. “Operating expenses (excluding depreciation, amortization and accretion) for Wireless decreased 12.1 percent from the year-earlier quarter. In addition, the Wireless business continued to generate solid revenues during the quarter driven largely by a stable ARPU and improved unit churn.” Endsley also noted that the Company’s balance sheet remained strong with a cash balance of $49.5 million at September 30th and no outstanding debt.

With respect to financial guidance for 2012, Endsley said the Company is maintaining its prior guidance for consolidated results for the full year, with total revenues expected to range from $215 million to $227 million, operating expenses (excluding depreciation, amortization and accretion) to range from $154 million to $162 million, and capital expenses to range from $7.1 million to $9.5 million.

* * * * * * * * *

USA Mobility plans to host a conference call for investors on its third quarter results at 10:00 a.m. Eastern Time on Friday, November 2, 2012. Dial-in numbers for the call are 719-325-2452 or 888-430-8705. The pass code for the call is 6474706. A replay of the call will be available from 1:00 p.m. ET on November 2 until 11:59 p.m. on Friday November 16. Replay numbers are 719-457-0820 or 888-203-1112. The pass code for the replay is 6474706.

* * * * * * * * *

About USA Mobility

USA Mobility, Inc., headquartered in Springfield, Virginia, is a comprehensive provider of reliable and affordable wireless communications solutions to the healthcare, government, large enterprise and emergency response sectors. In addition, through its software subsidiary, Amcom Software, Inc., USA Mobility provides mission critical unified communications solutions nationally and internationally for hospitals, contact centers, and other customers that require emergency management, mobile event notification and messaging services. As a single-source provider, the Company’s wireless subsidiary, USA Mobility Wireless, focuses on the business-to-business marketplace and supplying wireless connectivity solutions to organizations nationwide. USA Mobility Wireless operates the largest one-way paging and advanced two-way paging networks in the United States. It also offers mobile voice and data services through Sprint Nextel and T-Mobile, including BlackBerry® smartphones and GPS location applications. Product offerings include customized wireless connectivity systems for the healthcare, government and other campus environments. USA Mobility Wireless also offers M2M (machine-to-machine) telemetry solutions for numerous applications that include asset tracking, utility meter reading and other remote device monitoring applications on a national scale. For further information, visit www.usamobility.com and www.amcomsoftware.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.

Tables to Follow

USA MOBILITY, INC.

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a), (b)

(In thousands, except share, per share amounts and ARPU)

	For the nine months ended September 30,
	2012			2011
	Wireless	Software	Total	Wireless	Software	Total

Revenue:
Paging service	$121,658	$—	$121,658	$141,068	$—	$141,068
Cellular	877	—	877	2,198	—	2,198
Product and related sales (c)	5,101	39,324	44,425	7,684	30,808	38,492
Other	852	—	852	2,218	—	2,218

Total revenue	128,488	39,324	167,812	153,168	30,808	183,976

Operating expenses:
Cost of products sold (c)	516	14,621	15,137	2,257	13,202	15,459
Service, rental and maintenance (c)	34,737	7,189	41,926	43,221	4,648	47,869
Selling and marketing	8,794	8,821	17,615	11,191	6,248	17,439
General and administrative	33,869	4,260	38,129	39,141	3,344	42,485
Severance and restructuring	9	37	46	78	—	78
Depreciation, amortization and accretion	8,613	5,232	13,845	11,057	3,861	14,918

Total operating expenses	86,538	40,160	126,698	106,945	31,303	138,248

% of total revenue	67.4%	102.1%	75.5%	69.8%	101.6%	75.1%

Operating income (loss)	41,950	(836)	41,114	46,223	(495)	45,728

% of total revenue	32.6%	-2.1%	24.5%	30.2%	-1.6%	24.9%

Interest expense, net	(318)	—	(318)	(1,841)	(9)	(1,850)
Other income (expense), net	461	(35)	426	7,904	(84)	7,820

Income (loss) before income tax (expense) benefit	42,093	(871)	41,222	52,286	(588)	51,698
Income tax (expense) benefit	(16,584)	319	(16,265)	17,905	90	17,995

Net income (loss)	$25,509	$(552)	$24,957	$70,191	$(498)	$69,693

Basic net income per common share			$1.13			$3.16

Diluted net income per common share			$1.11			$3.10

Basic weighted average common shares outstanding			22,069,785			22,080,485

Diluted weighted average common shares outstanding			22,534,127			22,487,374

Reconciliation of operating income (loss) to EBITDA (d):
Operating income (loss)	$41,950	$(836)	$41,114	$46,223	$(495)	$45,728
Add back: depreciation, amortization and accretion	8,613	5,232	13,845	11,057	3,861	14,918

EBITDA	$50,563	$4,396	$54,959	$57,280	$3,366	$60,646

% of total revenue	39.4%	11.2%	32.8%	37.4%	10.9%	33.0%

Key statistics:
Units in service	1,546	—	1,546	1,721	—	1,721
Average revenue per unit (ARPU)	$8.41	$—	$8.41	$8.68	$—	$8.68
Bookings	$—	$43,173	$43,173	$—	$32,673	$32,673
Backlog	$—	$26,448	$26,448	$—	$21,313	$21,313

(a)	Slight variations in totals are due to rounding.
(b)	Includes consolidated results of operations of USA Mobility Wireless, Inc. (“Wireless”) and Amcom Software, Inc. (“Software”). Software operations reflect financial results from March 3, 2011, the acquisition date.
(c)	Wireless results reflect eliminations for intercompany revenue and expenses.
(d)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (a)

(In thousands)

	9/30/12	12/31/11
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	49,545	$53,655
Accounts receivable, net	21,356	20,523
Prepaid expenses and other	4,244	4,338
Inventory	3,222	2,268
Escrow receivables	275	14,819
Deferred income tax assets, net	5,062	8,617

Total current assets	83,704	104,220
Property and equipment, net	20,777	22,421
Goodwill	132,781	130,968
Other intangible assets, net	35,346	38,757
Deferred income tax assets, net	39,916	51,600
Other assets	1,812	2,094

Total assets	$314,336	$350,060

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued liabilities	$12,916	$12,394
Accrued compensation and benefits	13,195	12,854
Consideration payable	275	14,819
Customer deposits	1,475	1,806
Deferred revenue	16,369	14,693

Total current liabilities	44,230	56,566
Long-term debt	—	28,250
Deferred revenue	471	581
Other long-term liabilities	9,809	12,223

Total liabilities	54,510	97,620

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	128,028	131,612
Retained earnings	131,796	120,826

Total stockholders’ equity	259,826	252,440

Total liabilities and stockholders’ equity	$314,336	$350,060

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)

(Unaudited and in thousands)

	For the nine months ended
	9/30/12	9/30/11

Cash flows from operating activities:
Net income	$24,957	$69,693
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	13,845	14,918
Amortization of deferred financing costs	194	521
Deferred income tax expense (benefit)	15,239	(19,072)
Amortization of stock based compensation	902	1,093
Provisions for doubtful accounts, service credits and other	1,239	989
(Adjustments)/Settlement of transaction taxes	(366)	243
(Gain)/Loss on disposals of property and equipment	(159)	118
Gain on disposals of narrow band PCS licenses	—	(7,500)
Changes in assets and liabilities:
Accounts receivable	(2,062)	(518)
Prepaid expenses, intangibles and other assets	(531)	6,752
Accounts payable and accrued liabilities	(1,788)	(9,988)
Customer deposits and deferred revenue	1,235	3,578

Net cash provided by operating activities	52,705	60,827

Cash flows from investing activities:
Purchases of property and equipment	(7,135)	(5,134)
Proceeds from disposals of property and equipment	332	45
Proceeds from disposals of narrow band PCS licenses	—	7,500
Acquisitions, net of cash acquired	(3,000)	(134,217)

Net cash used in investing activities	(9,803)	(131,806)

Cash flows from financing activities:
Issuance of debt	—	24,044
Repayment of debt	(28,250)	(23,697)
Deferred financing costs	—	(1,408)
Cash dividends to stockholders	(13,829)	(16,591)
Purchase of common stock	(4,933)	—

Net cash used in financing activities	(47,012)	(17,652)

Net decrease in cash and cash equivalents	(4,110)	(88,631)
Cash and cash equivalents, beginning of period	53,655	129,220

Cash and cash equivalents, end of period	$49,545	$40,589

Supplemental disclosure:
Interest paid	$285	$1,198

Income taxes paid	$1,376	$1,658

Non-cash financing activities	$—	$27,750

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a), (b)

(Unaudited and in thousands, except share, per share amounts and ARPU)

	For the three months ended September 30,
	2012			2011
	Wireless	Software	Total	Wireless	Software	Total

Revenue:
Paging service	$39,235	$—	$39,235	$45,121	$—	$45,121
Cellular	314	—	314	315	—	315
Product and related sales (c)	1,645	13,676	15,321	2,535	12,929	15,464
Other	246	—	246	570	—	570

Total revenue	41,440	13,676	55,116	48,541	12,929	61,470

Operating expenses:
Cost of products sold	187	4,918	5,105	423	5,528	5,951
Service, rental and maintenance (c)	11,239	2,492	13,731	13,194	2,023	15,217
Selling and marketing	2,774	3,269	6,043	3,412	2,515	5,927
General and administrative	10,935	1,531	12,466	11,550	1,527	13,077
Severance and restructuring	—	—	—	28	—	28
Depreciation, amortization and accretion	2,944	1,780	4,724	3,407	1,673	5,080

Total operating expenses	28,079	13,990	42,069	32,014	13,266	45,280

% of total revenue	67.8%	102.3%	76.3%	66.0%	102.6%	73.7%

Operating income (loss)	13,361	(314)	13,047	16,527	(337)	16,190
% of total revenue	32.2%	-2.3%	23.7%	34.0%	-2.6%	26.3%

Interest expense, net	(64)	—	(64)	(732)	—	(732)
Other income (expense), net	68	(16)	52	7	(8)	(1)

Income (loss) before income tax (expense) benefit	13,365	(330)	13,035	15,802	(345)	15,457
Income tax (expense) benefit	(5,093)	106	(4,987)	(5,010)	—	(5,010)

Net income (loss)	$8,272	$(224)	$8,048	$10,792	$(345)	$10,447

Basic net income per common share			$0.37			$0.47

Diluted net income per common share			$0.36			$0.46

Basic weighted average common shares outstanding			21,973,473			22,090,913

Diluted weighted average common shares outstanding			22,399,934			22,573,064

Reconciliation of operating income (loss) to EBITDA (d):
Operating income (loss)	$13,361	$(314)	$13,047	$16,527	$(337)	$16,190
Add back: depreciation, amortization and accretion	2,944	1,780	4,724	3,407	1,673	5,080

EBITDA	$16,305	$1,466	$17,771	$19,934	$1,336	$21,270

% of total revenue	39.3%	10.7%	32.2%	41.1%	10.3%	34.6%

Key statistics:
Units in service	1,546	—	1,546	1,721	—	1,721
Average revenue per unit (ARPU)	$8.36	$—	$8.36	$8.59	$—	$8.59
Bookings	$—	$15,670	$15,670	$—	$14,188	$14,188
Backlog	$—	$26,448	$26,448	$—	$21,313	$21,313

(a)	Slight variations in totals are due to rounding.
(b)	Includes consolidated results of operations of USA Mobility Wireless, Inc. (“Wireless”) and Amcom Software, Inc. (“Software”). Software operations reflect financial results from March 3, 2011, the acquisition date.
(c)	Wireless results reflect eliminations of intercompany revenue and expenses.
(d)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a), (b)

(Unaudited and in thousands, except share, per share amounts and ARPU)

	For the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11

Revenues:
Paging service	$39,235	$40,548	$41,875	$43,249	$45,121	$47,319	$48,628
Cellular	314	286	277	414	315	1,199	684
Product and related sales	15,321	14,847	14,257	14,847	15,464	15,885	7,143
Other	246	280	326	421	570	768	880

Total revenues	55,116	55,961	56,735	58,931	61,470	65,171	57,335

Operating expenses:
Cost of products sold	5,105	5,216	4,816	5,430	5,951	7,078	2,430
Service, rental and maintenance	13,731	13,892	14,303	14,478	15,217	16,187	16,465
Selling and marketing	6,043	5,919	5,653	5,851	5,927	6,588	4,924
General and administrative	12,466	12,494	13,169	13,610	13,077	13,840	15,568
Severance and restructuring	—	24	22	1,215	28	17	33
Depreciation, amortization and accretion	4,724	4,606	4,515	4,417	5,080	5,298	4,539

Total operating expenses	42,069	42,151	42,478	45,001	45,280	49,008	43,959

% of total revenues	76.3%	75.3%	74.9%	76.4%	73.7%	75.2%	76.7%

Operating income	13,047	13,810	14,257	13,930	16,190	16,163	13,376
% of total revenues	23.7%	24.7%	25.1%	23.6%	26.3%	24.8%	23.3%

Interest expense, net	(64)	(66)	(188)	(404)	(732)	(862)	(256)
Other income (expense), net	52	436	(62)	131	(1)	7,666	154

Income before income tax (expense) benefit	13,035	14,180	14,007	13,657	15,457	22,967	13,274
Income tax (expense) benefit	(4,987)	(5,733)	(5,545)	5,289	(5,010)	(4,372)	27,377

Net income	$8,048	$8,447	$8,462	$18,946	$10,447	$18,595	$40,651

Basic net income per common share	$0.37	$0.38	$0.38	$0.86	$0.47	$0.84	$1.84

Diluted net income per common share	$0.36	$0.37	$0.37	$0.84	$0.46	$0.82	$1.82

Basic weighted average common shares outstanding	21,973,473	22,130,397	22,106,543	22,094,197	22,090,913	22,086,848	22,063,393

Diluted weighted average common shares outstanding	22,399,934	22,613,517	22,589,483	22,577,312	22,573,064	22,551,862	22,333,399

Reconciliation of operating income to EBITDA (c):
Operating income	$13,047	$13,810	$14,257	$13,930	$16,190	$16,163	$13,376
Add back: depreciation, amortization and accretion	4,724	4,606	4,515	4,417	5,080	5,298	4,539

EBITDA	$17,771	$18,416	$18,772	$18,347	$21,270	$21,461	$17,915

% of total revenues	32.2%	32.9%	33.1%	31.1%	34.6%	32.9%	31.2%

Key statistics:
Units in service	1,546	1,583	1,617	1,668	1,721	1,779	1,828
Average revenue per unit (ARPU)	$8.36	$8.45	$8.50	$8.51	$8.59	$8.74	$8.72
Bookings	$15,670	$15,085	$12,417	$15,213	$14,188	$15,158	$3,327
Backlog	$26,448	$25,353	$23,747	$23,712	$21,313	$20,478	$18,869

(a)	Slight variations in totals are due to rounding.
(b)	Software operations reflect financial results from March 3, 2011, the acquisition date.
(c)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.

CONSOLIDATED OPERATING EXPENSES

SUPPLEMENTAL INFORMATION (a), (b)

(Unaudited and in thousands)

	For the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11

Cost of products sold
Payroll and related	$2,427	$2,324	$2,368	$2,277	$2,537	$2,156	$677
Cost of sales	2,195	2,434	2,037	2,724	3,132	4,263	1,536
Other	483	458	411	429	282	659	217

Total cost of products sold	5,105	5,216	4,816	5,430	5,951	7,078	2,430

Service, rental and maintenance
Site rent	4,326	4,421	4,791	5,002	5,438	5,962	6,881
Telecommunications	2,257	2,346	2,312	2,598	2,732	2,880	3,102
Payroll and related	5,309	5,360	5,529	5,279	5,578	5,562	4,769
Stock based compensation	6	6	6	6	6	6	5
Other	1,833	1,759	1,665	1,593	1,463	1,777	1,708

Total service, rental and maintenance	13,731	13,892	14,303	14,478	15,217	16,187	16,465

Selling and marketing
Payroll and related	3,504	3,544	3,559	3,306	3,593	3,567	2,904
Commissions	1,335	1,343	1,253	1,539	1,443	1,948	1,414
Stock based compensation	19	18	16	16	16	16	17
Other	1,185	1,014	825	990	875	1,057	589

Total selling and marketing	6,043	5,919	5,653	5,851	5,927	6,588	4,924

General and administrative
Payroll and related	5,851	5,972	6,490	6,268	5,778	6,781	6,072
Stock based compensation	435	(19)	415	415	392	432	203
Bad debt	275	270	234	363	346	(80)	416
Facility rent	903	868	806	942	1,041	1,035	823
Telecommunications	390	443	412	440	494	490	470
Outside services	2,353	2,458	2,447	2,079	2,496	2,533	5,228
Taxes, licenses and permits	1,249	1,426	1,501	1,445	1,327	2,190	1,332
Other	1,010	1,076	864	1,658	1,203	459	1,024

Total general and administrative	12,466	12,494	13,169	13,610	13,077	13,840	15,568

Severance and restructuring	—	24	22	1,215	28	17	33
Depreciation, amortization and accretion	4,724	4,606	4,515	4,417	5,080	5,298	4,539

Operating expenses	$42,069	$42,151	$42,478	$45,001	$45,280	$49,008	$43,959

Capital expenditures	$2,696	$2,888	$1,551	$2,818	$1,779	$1,854	$1,501

(a)	Slight variations in totals are due to rounding.
(b)	Software operations have been included from March 3, 2011, the acquisition date.

USA MOBILITY, INC. (WIRELESS)

UNITS IN SERVICE ACTIVITY (a)

(Unaudited and in thousands)

	For the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Units in service

Beginning units in service
Direct one-way	1,395	1,423	1,465	1,510	1,559	1,599	1,645
Direct two-way	82	85	90	93	97	100	106

Total direct	1,477	1,508	1,555	1,603	1,656	1,699	1,751

Indirect one-way	58	60	63	68	71	75	68
Indirect two-way	48	49	50	50	52	54	70

Total indirect	106	109	113	118	123	129	138

Total beginning units in service	1,583	1,617	1,668	1,721	1,779	1,828	1,889

Gross placements
Direct one-way	45	49	41	39	50	56	47
Direct two-way	3	4	3	4	5	5	3

Total direct	48	53	44	43	55	61	50

Indirect one-way	1	2	1	2	3	3	1
Indirect two-way	—	—	—	—	—	2	—

Total indirect	1	2	1	2	3	5	1

Total gross placements	49	55	45	45	58	66	51

Gross disconnects
Direct one-way	(74)	(77)	(83)	(84)	(99)	(94)	(93)
Direct two-way	(6)	(7)	(8)	(7)	(9)	(10)	(9)

Total direct	(80)	(84)	(91)	(91)	(108)	(104)	(102)

Indirect one-way	(4)	(4)	(4)	(7)	(6)	(10)	6
Indirect two-way	(2)	(1)	(1)	—	(2)	(1)	(16)

Total indirect	(6)	(5)	(5)	(7)	(8)	(11)	(10)

Total gross disconnects	(86)	(89)	(96)	(98)	(116)	(115)	(112)

Net (loss)/gain
Direct one-way	(29)	(28)	(42)	(45)	(49)	(38)	(46)
Direct two-way	(3)	(3)	(5)	(3)	(4)	(5)	(6)

Total direct	(32)	(31)	(47)	(48)	(53)	(43)	(52)

Indirect one-way	(3)	(2)	(3)	(5)	(3)	(7)	7
Indirect two-way	(2)	(1)	(1)	—	(1)	1	(16)

Total indirect	(5)	(3)	(4)	(5)	(4)	(6)	(9)

Total net change	(37)	(34)	(51)	(53)	(58)	(49)	(60)

Ending units in service
Direct one-way	1,366	1,395	1,423	1,465	1,510	1,559	1,599
Direct two-way	79	82	85	90	93	97	100

Total direct	1,445	1,477	1,508	1,555	1,603	1,656	1,699

Indirect one-way	55	58	60	63	68	71	75
Indirect two-way	46	48	49	50	50	52	54

Total indirect	101	106	109	113	118	123	129

Total ending units in service	1,546	1,583	1,617	1,668	1,721	1,779	1,828

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)

AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a)

(Unaudited)

	For the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11

ARPU
Direct one-way	$7.84	$7.89	$7.91	$7.90	$7.97	$8.10	$8.05
Direct two-way	20.55	20.88	21.08	21.27	21.60	22.05	22.23

Total direct	8.54	8.62	8.67	8.68	8.77	8.92	8.89

Indirect one-way	7.25	7.48	7.61	7.49	7.28	7.57	8.44
Indirect two-way	4.08	4.19	4.33	4.43	4.77	4.77	4.31

Total indirect	5.77	5.97	6.14	6.16	6.22	6.40	6.49

Total one-way	7.82	7.88	7.90	7.89	7.94	8.08	8.07
Total two-way	14.36	14.69	15.00	15.29	15.71	16.04	15.41

Total paging ARPU	$8.36	$8.45	$8.50	$8.51	$8.59	$8.74	$8.72

Gross disconnect rate (b)
Direct one-way	-5.3%	-5.4%	-5.7%	-5.6%	-6.4%	-6.0%	-5.7%
Direct two-way	-7.7%	-8.5%	-8.3%	-7.7%	-9.5%	-9.3%	-7.5%

Total direct	-5.5%	-5.6%	-5.8%	-5.7%	-6.5%	-6.2%	-5.8%

Indirect one-way	-7.6%	-6.6%	-7.0%	-9.8%	-8.1%	-8.1%	11.9%
Indirect two-way	-3.1%	-1.8%	-1.7%	-1.8%	-3.1%	-4.5%	-26.4%

Total indirect	-5.5%	-4.4%	-4.7%	-6.4%	-6.0%	-6.6%	-8.1%

Total one-way	-5.4%	-5.4%	-5.8%	-5.8%	-6.4%	-6.1%	-5.0%
Total two-way	-6.0%	-6.0%	-5.9%	-5.6%	-7.3%	-7.6%	-15.2%

Total paging gross disconnect rate	-5.5%	-5.5%	-5.8%	-5.7%	-6.5%	-6.2%	-6.0%

Net (loss)/gain rate (c)
Direct one-way	-2.1%	-1.9%	-2.9%	-3.0%	-3.2%	-2.5%	-2.9%
Direct two-way	-4.0%	-3.9%	-4.9%	-3.3%	-4.1%	-3.1%	-3.6%

Total direct	-2.2%	-2.0%	-3.0%	-3.0%	-3.2%	-2.6%	-3.0%

Indirect one-way	-5.6%	-4.9%	-5.4%	-7.4%	-4.5%	-5.3%	14.6%
Indirect two-way	-2.5%	-1.2%	-0.9%	-1.0%	-2.3%	-3.0%	-25.8%

Total indirect	-4.2%	-3.2%	-3.4%	-4.7%	-3.6%	-4.3%	-6.6%

Total one-way	-2.2%	-2.0%	-3.0%	-3.2%	-3.2%	-2.6%	-2.2%
Total two-way	-3.5%	-2.9%	-3.5%	-2.5%	-3.5%	-3.1%	-12.7%

Total paging net loss rate	-2.3%	-2.1%	-3.0%	-3.1%	-3.3%	-2.7%	-3.2%

(a)	Slight variations in totals are due to rounding.
(b)	Gross disconnect rate is current period disconnected units divided by prior period ending units in service.
(c)	Net (loss)/gain rate is net current period placements and disconnected units in service divided by prior period ending units in service.

USA MOBILITY, INC. (WIRELESS)

SUPPLEMENTAL INFORMATION BY MARKET SEGMENT (a)

(Unaudited)

	For the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11

Gross placement rate (b)
Healthcare	3.7%	4.3%	3.3%	3.0%	3.9%	4.5%	3.3%
Government	2.5%	1.8%	1.3%	1.6%	2.6%	2.1%	1.9%
Large enterprise	2.0%	1.9%	2.4%	2.1%	2.1%	2.1%	2.3%
Other	2.1%	2.0%	2.2%	2.8%	1.9%	2.0%	2.5%

Total direct	3.2%	3.5%	2.8%	2.7%	3.3%	3.6%	2.9%
Total indirect	1.3%	1.2%	1.3%	1.7%	2.4%	2.3%	1.6%

Total	3.1%	3.4%	2.7%	2.6%	3.3%	3.5%	2.8%

Gross disconnect rate (b)
Healthcare	-4.5%	-4.5%	-4.7%	-4.9%	-5.7%	-5.0%	-4.7%
Government	-6.8%	-7.0%	-7.7%	-7.4%	-8.3%	-8.7%	-7.6%
Large enterprise	-7.3%	-8.0%	-7.7%	-5.7%	-7.0%	-7.1%	-6.2%
Other	-8.1%	-8.7%	-9.2%	-8.7%	-8.9%	-9.0%	-9.2%

Total direct	-5.4%	-5.6%	-5.8%	-5.7%	-6.5%	-6.2%	-5.8%
Total indirect	-5.5%	-4.4%	-4.7%	-6.4%	-6.0%	-6.6%	-8.1%

Total	-5.4%	-5.5%	-5.8%	-5.7%	-6.5%	-6.2%	-6.0%

Net loss rate (b)
Healthcare	-0.9%	-0.2%	-1.4%	-1.9%	-1.8%	-0.5%	-1.4%
Government	-4.3%	-5.2%	-6.4%	-5.8%	-5.7%	-6.6%	-5.7%
Large enterprise	-5.3%	-6.1%	-5.3%	-3.6%	-4.9%	-5.0%	-3.9%
Other	-5.9%	-6.8%	-7.1%	-5.9%	-7.0%	-6.9%	-6.8%

Total direct	-2.2%	-2.0%	-3.0%	-3.0%	-3.2%	-2.6%	-3.0%
Total indirect	-4.2%	-3.2%	-3.4%	-4.7%	-3.6%	-4.3%	-6.6%

Total	-2.3%	-2.1%	-3.0%	-3.1%	-3.3%	-2.7%	-3.2%

End of period units in service % of total (b)
Healthcare	65.9%	64.9%	63.6%	62.6%	61.7%	60.9%	59.5%
Government	10.8%	11.1%	11.5%	11.9%	12.3%	12.6%	13.1%
Large enterprise	8.6%	8.9%	9.3%	9.5%	9.6%	9.8%	10.0%
Other	8.1%	8.4%	8.8%	9.2%	9.5%	9.7%	10.3%

Total direct	93.4%	93.3%	93.2%	93.2%	93.1%	93.0%	92.9%
Total indirect	6.6%	6.7%	6.8%	6.8%	6.9%	7.0%	7.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Slight variations in totals are due to rounding.
(b)	Changes in the classification of units in service are reflected in the quarter when such changes are identified. Such changes are then appropriately reflected in calculating the gross placement, gross disconnect and net loss rates.

USA MOBILITY, INC. (WIRELESS)

SUPPLEMENTAL INFORMATION — DIRECT UNITS IN SERVICE AND

CELLULAR ACTIVATIONS (a)

(Unaudited)

	For the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11

Account size ending units in service (000’s)
1 to 3 units	55	58	61	65	69	74	79
4 to 10 units	33	35	37	40	42	45	48
11 to 50 units	78	82	86	92	99	106	114
51 to 100 units	50	52	54	56	61	68	72
101 to 1,000 units	343	356	373	380	399	411	424
>1,000 units	886	894	897	922	933	952	962

Total	1,445	1,477	1,508	1,555	1,603	1,656	1,699

End of period units in service % of total direct
1 to 3 units	3.8%	3.9%	4.1%	4.2%	4.3%	4.4%	4.7%
4 to 10 units	2.3%	2.3%	2.3%	2.6%	2.6%	2.7%	2.8%
11 to 50 units	5.4%	5.6%	5.7%	5.9%	6.2%	6.4%	6.7%
51 to 100 units	3.5%	3.5%	3.6%	3.6%	3.8%	4.1%	4.2%
101 to 1,000 units	23.7%	24.1%	24.8%	24.4%	24.9%	24.8%	25.0%
>1,000 units	61.3%	60.6%	59.5%	59.3%	58.2%	57.6%	56.6%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size net loss rate
1 to 3 units	-5.3%	-5.7%	-6.2%	-5.7%	-5.9%	-6.3%	-6.2%
4 to 10 units	-4.8%	-6.2%	-6.2%	-6.6%	-6.4%	-6.8%	-6.2%
11 to 50 units	-4.8%	-4.1%	-7.1%	-7.3%	-6.4%	-6.5%	-7.7%
51 to 100 units	-3.9%	-2.4%	-3.9%	-8.4%	-10.4%	-5.4%	-5.7%
101 to 1,000 units	-3.8%	-4.7%	-1.7%	-4.7%	-2.9%	-3.3%	-2.7%
>1,000 units	-1.0%	-0.3%	-2.7%	-1.1%	-2.1%	-1.0%	-1.8%

Total	-2.2%	-2.0%	-3.0%	-3.0%	-3.2%	-2.6%	-3.0%

Account size ARPU
1 to 3 units	$15.43	$15.49	$15.49	$15.46	$15.62	$15.74	$15.57
4 to 10 units	14.42	14.40	14.45	14.37	14.52	14.65	14.53
11 to 50 units	12.11	12.24	12.15	12.12	12.30	12.38	12.19
51 to 100 units	10.48	10.35	10.52	10.56	10.59	10.68	10.59
101 to 1,000 units	8.97	9.01	9.04	8.90	8.90	9.10	9.00
>1,000 units	7.28	7.34	7.35	7.37	7.42	7.49	7.47

Total	$8.54	$8.62	$8.67	$8.68	$8.77	$8.92	$8.89

Cellular:
Number of activations	948	1,052	1,070	1,476	1,236	4,370	2,191

Revenue from cellular services (000’s)	$314	$286	$277	$414	$315	$1,199	$684

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.

2012 FINANCIAL GUIDANCE

	(In millions)
	Guidance Range
	From	To
Revenues
Wireless	$162.0	$170.0
Software	53.0	57.0

Combined	$215.0	$227.0

Operating Expenses (a)
Wireless	$110.0	$106.0
Software	52.0	48.0

Combined	$162.0	$154.0

Capital Expenses
Wireless	$9.0	$7.0
Software	0.5	0.1

Combined	$9.5	$7.1

(a)	Operating expenses exclude depreciation, amortization and accretion.